SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
1934

Filed by the Registrant                          [X]

Filed by a Party other than the Registrant       [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of Commission Only (as permitted by rule
     14a-6(e)(2)

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              FFBS Bancorp, Inc.
__________________________________________________________________________

               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     N/A
__________________________________________________________________________

   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transactions applies:
        _________________________________________________________________

     2) Aggregate number of securities to which transaction applies:
        _________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount Previously Paid: _________________________________________

     2) Form, Schedule or Registration Statement No: ____________________

     3) Filing Party: ___________________________________________________

     4) Date Filed: _____________________________________________________




                    [FFBS BANCORP, INC. LOGO APPEARS HERE]

                              September 14, 1998


To Our Stockholders:

     You are cordially invited to attend the annual meeting of stockholders of FFBS Bancorp, Inc., the holding company for First Federal Bank for Savings, Columbus, Mississippi, which will be held on October 21, 1998 at 5:00 p.m. central time, at the Bank's main office, 1121 Main Street, Columbus, Mississippi 39701.

     The attached notice of the annual meeting and proxy statement describe the formal business to be transacted at the meeting. Directors and officers of FFBS Bancorp, Inc. as well as a representative of T.E. Lott & Company, the Company's independent auditors, will be present at the meeting to respond to any questions that our stockholders may have.

     The Board of Directors of FFBS Bancorp, Inc. has determined that the matters to be considered at the meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

     Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the Common Stock must be represented, either in person or by proxy, to constitute a quorum for the conducting of business.

     On behalf of the Board of Directors, the employees of the Company and First Federal Bank for Savings, I wish to thank you for your continued support. We look forward to seeing you on October 21.

                              Sincerely,


                              /S/ E.FRANK GRIFFIN, III

                              E. Frank Griffin, III
                              President & Chief Executive Officer

                              EFG/afy

Enclosures








                            FFBS Bancorp, Inc.
                             1121 Main Street
                   Columbus, Mississippi  39701-4753
                              (601) 328-4631


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON OCTOBER 21, 1998

                -----------------------------------------

Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of FFBS Bancorp, Inc. (the "Company"), will be held on October 21, 1998, at 5:00 p.m. Central time, at the main office of First Federal Bank for Savings (the "Bank"), 1121 Main Street, Columbus, Mississippi 39701.

The Meeting is for the purpose of considering and voting upon the following matters:

1.  The election of two directors for terms of three years each;
2. The ratification of T. E. Lott & Company as independent auditors of the Company for the fiscal year ending June 30, 1999, and
3. Such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has established August 26, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Meeting will be available at the Bank, 1121 Main Street, Columbus, Mississippi, for a period of ten days prior to the Meeting and will also be at the Meeting.

                                      By Order of the Board of Directors

                                      /S/WILLIAM H. WEST

                                      William H. West
                                      Secretary


Columbus, Mississippi
September 14, 1998






                                FFBS Bancorp, Inc.

                                 PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 October 21, 1998


Solicitation and Voting of Proxies

     This proxy statement is being furnished to stockholders of FFBS Bancorp, Inc. ("FFBS Bancorp" or the "Company") in connection with the solicitation by the board of directors of the Company ("Board of Directors") of proxies to be used at the Annual Meeting of Stockholders ("Meeting") to be held on October 21, 1998, at 5:00 p.m. Central time, at the main office of First Federal Bank for Savings (the "Bank"), 1121 Main Street, Columbus, Mississippi 39701 and at any adjournments thereof. The 1998 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended June 30, 1998, accompanies this proxy statement, which is first being mailed to recordholders on or about September 14, 1998.

     Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of FFBS Bancorp will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the specific proposals presented in this proxy statement.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting, and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and the Bank, without additional compensation thereof. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


Voting Securities

     The securities which may be voted at the Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting except as described below. There is no cumulative voting for the election of directors.

     The close of business of August 26, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,575,735 shares.

     As provided in the Company's Certificate of Incorporation, record-holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote at the Meeting (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. The ratification of the appointment of T. E. Lott & Company as independent accountants for the Company for the fiscal year ending
June 30, 1999, requires the affirmative vote of a majority of the shares actually voted on such proposal.

     Proxies solicited hereby will be returned to the Board, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.


Security Ownership of Certain Beneficial Owners

     The Securities Exchange Act of 1934, as amended ("Exchange Act") requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock notify the SEC, the Company and the Nasdaq National Market. The First Federal Bank for Savings Employee Stock Ownership Plan, 1121 Main Street, Columbus, Mississippi, owns 8.04% (126,614 shares) of the Common Stock.


Filing of Beneficial Ownership Reports

     The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing changes in their beneficial ownership of the Common Stock. To the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file a report on Form 4 on a timely basis for the fiscal year ended June 30, 1998.




                   PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.ELECTION OF DIRECTORS



     Pursuant to its bylaws, the number of directors of the Company is set at six (6) unless otherwise designated by the Board of Directors. Each of the six members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The two nominees proposed for election at the Meeting are Messrs. Griffin and McIntyre. All nominees named are presently directors of the Company and the Bank. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.



Information with Respect to Nominees, Continuing Directors and Executive
Officers

     The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and "named" executive officers as defined below, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Bank, the year in which their terms (or in the case of nominees, their proposed term) as directors of the Company expire, and the amount of Common Stock and the percent thereof beneficially owned by each director and "named" executive officer and by all directors and executive officers as a group of the Record Date.

                                                                    Owner-
                                             Expira-  Shares of      ship
                                              tion   Common Stock    As a
     Name and Principal            Director    Of    Beneficially   Percent
    Occupation at Present      Age  Since   Term as      Owned         Of
 And for the Past Five Years   (1)   (2)    Director      (3)        Class
______________________________ ___ ________ ________ _____________  _______

Nominees:

E. Frank Griffin, III           60   1979     1998    35,510(5)(8)    2.25%
President and Chief Executive
Officer of the Company and
the Association

William H. McIntyre             80   1952     1998    27,440(6)       1.74%
Chairman of the Board of the
Company and the Association;
Owner, McIntyre Plumbing

Continuing Directors:

James D. Graham                 48   1987     1999    39,431          2.50%
President
Graham Roofing

Willis Hanks Jolly, Jr.         51   1980     1999    34,208(4)       2.17%
Attorney, Mitchell, McNutt
Threadgill, Smith and Sams

James E. Evans                  67   1979     2000    52,287(4)       3.32%
Partner and owner of Hopkins
Insurance Agency before
retirement in 1991

Robert S. Caldwell, Jr.         56   1973     2000    50,004(4)       3.17%
President, Caldwell Furniture
Company, Inc. and Brownwell
Realty, Inc.

Stock Ownership of all
directors and executive
officers (9 persons)                                 310,531(7)      19.71%
________________

(1)  As of June 30, 1998
(2)  Includes years of service as a director of the Bank.
(3) Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.
(4) Includes 13,172 shares subject to options which may be acquired by each outside director under the FFBS Bancorp, Inc. Stock Option Plan for Outside Directors (the "Directors' Option Plan").
(5) Includes 10,580 shares with respect to Mr. Griffin which may be acquired through the exercise of stock options under the FFBS Bancorp, Inc. Incentive Stock Option Plan ("Incentive Option Plan").
(6) Includes 15,870 shares with respect to Mr. McIntyre which may be acquired through the exercise of stock options under the Incentive Stock Option Plan.
(7) Includes 39,516 shares subject to options under the Directors' Option Plan, 26,450 shares with respect to all current executive officers which may be acquired through the exercise of stock options granted under the Incentive Stock Option Plan and 26,764 shares with respect to all current executive officers under the First Federal Bank for Savings Employee Stock Ownership Plan. Also includes 15,870 shares awarded to executive officers under the First Federal Bank for Savings Recognition and Retention Plan and Trust.
(8) Includes 9,419 shares with respect to Mr. Griffin awarded under the First Federal Bank for Savings Employee Stock Ownership Plan.





Executive Officers

     The following table sets forth certain information regarding the executive officers of the Bank who are not also directors of the Company.

              Name      Age          Position Held with the Bank
     __________________ ___ ______________________________________________

     William M. Brigham  53 Director and Senior Vice President

     William H. West     44 Director, Secretary and Senior Vice President

     Sherry L. Boyd      38 Chief Financial Officer



Meetings of the Board and Committees of the Board

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1998, the Board of Directors of the Company held twelve meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 1998. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     The Finance Committee of the Company consists of Chairman Mr. Evans, and Messrs. Griffin and Caldwell. The Committee makes recommendations to the Board of Directors with respect to the compensation of senior manage-ment and also with respect to bonus payments.

     The Audit Committee of the Company consists of Messrs. Evans, Graham, and Caldwell. This committee meets and engages an audit firm, approves internal audit schedules, and reviews internal audit reports.

     The Company's Nominating Committee consists of Messrs. Graham, Caldwell and Jolly. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's bylaws and by the Exchange Act. The Nominating Committee met on August 13, 1998.


Interest of Certain Persons in Matters to be Acted Upon

     No person being nominated as a director under Proposal 1, "Election of Directors," is being proposed for election pursuant to any agreement or understanding between any person and the Company.


Directors' Compensation

     Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board. All directors of the Bank receive a fee of $600 for each meeting held. The Chairman of the Board also receives an annual salary of $24,000. In addition to the basic fees, members of the various Committees received $100.00 for the first meeting of each month and $50.00 per meeting thereafter for attending Committee meetings.



Summary Compensation Table. The following table shows, for the fiscal years ending June 30, 1998, 1997, and 1996, the compensation paid to the Chief Executive Officer ("Named Executive Officer") of the Company. No other executive officer of the Company received a salary and bonus in excess of $100,000 in fiscal 1998. The Company has not paid any cash compensation. All cash compensation is paid by the Bank.

                                                                Long Term
                                                                 Compensa-
                                     Annual Compensation           tion
                              ________________________________  __________

                                                                 Payouts
                                                                __________

                                                      Other        All
                                                      Annual      Other
                                                     Compensa-   Compensa-
       Name and                                        tion        tion
 Principal Position    Year    Salary($)    Bonus($)   ($)(1)      ($)(2)
_____________________  ____  ___________  _________ __________  __________

E. Frank Griffin, III  1998  $108,726.60  $9,166.67 $13,300.00  $64,008.00
President Chief        1997  $ 98,880.00  $8,240.00 $13,200.00  $38,637.00
Executive Officer,     1996  $ 96,000.00  $8,000.00 $10,250.00  $38,084.00


___________________________________

(1) Under the "Other Annual Compensation" category, perquisites for the fiscal year ended June 30, 1998, 1997 and 1996, did not exceed the lesser of $50,000 or 10% of salary and bonus as reported for the Named Executive Officer. Includes directors' fees for the Bank and the Bank's contribution to the 401(K) Plan.

(2) Pursuant to the First Federal Bank for Savings Employee Stock Ownership Plan, Mr. E. Frank Griffin, III, was awarded 1,638 shares of Common Stock for the fiscal year ended June 30, 1996, at a market value of $23.25 per share amounting to $38,084. At June 30, 1997, Mr. Griffin was awarded 1,577 shares of Common Stock at a market value of $24.50 per share amounting to $38,637. At June 30, 1998, Mr. Griffin was awarded 2,667 shares of Common Stock at a market value of $24.00 per share amounting to $64,008. Altogether, Mr. Griffin held 9,419 shares of restricted Common Stock associated with the ESOP, which had a market value of $24.00 per share totalling $226,056.



     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officer as of June 30, 1998. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such stock options and the year-end price of the Common Stock.


          Aggregated Option/SAR Exercises in Last Fiscal Year
                       and FY-End Option/SAR Values



         Shares
        Acquired
           On                                       Value of Unexercised
          Exer-           Number of Unexercised         In-the-money
          cise  Value       Options/SARs at           Options/SARs at
  Name     (#) Realized    Fiscal Year End (#)       Fiscal Year End ($)
________ _____ _______ _________________________ __________________________

                       Exercisable/Unexercisable Exercisable/Unexercisable
                       _________________________ __________________________

E. Frank 5,290 $74,060    10,580  /      0         $148,120  /      0
Griffin,
III

______________________

(1)  The exercise price of the options is $10.00






Transactions With Certain Related Persons

     The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank's policy regarding loans to directors and executive officers is in accordance with the requirements of the FIRREA. Loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.


Executive Employment Agreements.

     The Company has entered into an Executive Employment Agreement ("Agreement") with President and Chief Executive Officer E. Frank Griffin, III. The Agreement shall be deemed to have commenced as of April 14, 1998, and shall continue for a period of thirty-six full calendar months thereafter. In the event of a termination or change in control, the salary, bonuses, and benefits shall be at least as great as those immediately prior to the beginning of the term of this Agreement.


     Set forth below is certain information as of June 30, 1998, as to loans made by the Bank to each of its directors and executive officers and associates of directors and executive officers whose aggregate indebtedness to the Bank exceeded $60,000 at any time since July 1, 1996, or had preferential rates.


                         Loans to Officers and Directors:
                         _______________________________


                                                 Largest
                                                 Amount
                                               Outstanding      Balance
                           Date     Maturity     Since           As of
                            Of        Date       July 1,        June 30,
       Name/Title          Loan     Of Loan       1996            1998
_______________________    ____     ________   ___________     _________

Robert S. Caldwell         1997       2007       $ 32,069       $      0
(Director)                 1995       1997         11,291              0
                           1997       2012        102,633              0


W. H. McIntyre             1986       2016         44,486         38,454
(Chairman of the Board)    1991       2001         79,517         75,028
                           1991       2001         11,034          6,978
                           1997       1998         11,055            894
                           1998       2000          7,800          6,859

James D. Graham            1993       2008         54,663         51,323
(Director)                 1997       2012        450,000        441,332
                           1997       2013        900,000        887,289
                           1997       2012        186,063        179,114


W. H. Jolly, Jr.           1997       1999         30,020         27,020
(Director)                 1997       2012         90,000         86,662
                           1998       1998          8,500          4,250
                           1998       1999         15,000         13,500
                           1998       1998         15,000         15,000


     All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of directors of the Company not having any interest in the transaction.


                  PROPOSAL 2. RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT AUDITORS


     The Company's independent auditors for the fiscal year ended June 30, 1998, were T. E. Lott & Company. The Company's Board of Directors has reappointed T. E. Lott & Company to continue as independent auditors for the Bank and the Company for the year ending June 30, 1999, subject to ratification of such appointment by the stockholders.

     Representatives of T. E. Lott & Company will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

     Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned will be voted "FOR" ratification of the appointment of T. E. Lott & Company as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF T. E. LOTT & COMPANY AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                          ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1999, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than May 6, 1999. Any such proposal will be subject to C.F.R. 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made.
The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of Common Stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the require-ments for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgement.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

     A copy of the Company's Form 10-KSB (without exhibits) for the year ending June 30, 1998, as filed with the Securities and Exchange Commission will be furnished without charge to stockholders of record upon written request to FFBS Bancorp, Inc., Mr. William H. West, Secretary, 1121 Main Street, Columbus, Mississippi 39701.





                                     By Order of the Board of Directors



                                     /S/ WILLIAM H. WEST
                                     William H. West
                                     Secretary


Columbus, Mississippi
September 14, 1998



     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                              REVOCABLE PROXY
                             FFBS BANCORP, INC.
                     ANNUAL MEETING OF STOCKHOLDERS
                              October 21, 1998
                           5:00 p.m. Central Time



     The undersigned hereby appoints the official proxy committee of the Board of Directors of FFBS Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the under-signed, and to vote all shares of Common Stock of the Company held of record on August 26, 1998, which the undersigned is entitled to vote only at the Annual Meeting ("Annual Meeting") of Stockholders, to be held on October 21, 1998, at 5:00 p.m. Central Time, at the Company's main office, 1121 Main Street, Columbus, Mississippi 39701, and at any and all adjournments thereof, as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below):

         E. Frank Griffin, III and William H. McIntyre

                             FOR               VOTE WITHHELD

                            ____                    ____

         INSTRUCTION:  To withhold your vote for any individual nominee, write that nominee's name on the line provided below:

                       ____________________________________________________

     2. The ratification of T. E. Lott & Company as independent auditors of FFBS Bancorp, Inc., for the fiscal year ending June 30, 1999.

                 FOR                  AGAINST                 ABSTAIN

                 ___                    ___                      ___

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
     PROPOSALS.




              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgement. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     This undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy statement dated September 14, 1998, and of the 1998 Annual Report to Stockholders.


     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                                        Dated:


                                        __________________________________



                                        __________________________________
                                             SIGNATURE OF STOCKHOLDER


                                        __________________________________
                                             SIGNATURE OF STOCKHOLDER

                        ____________________________

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                   IN THE ENCLOSED POSTAGE-PAID ENVELOPE.